UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2018 Unaudited

	Shares	Value
Common Stocks—32.5%
Consumer Discretionary—0.8%
Household Durables—0.2%
Mohawk Industries, Inc.[1]	18,820	$3,840,033

Media—0.6%
DISH Network Corp., Cl. A1	266,644	7,879,330
Live Nation Entertainment, Inc.[1]	196,560	8,379,353
		16,258,683

Consumer Staples—2.3%
Beverages—0.7%
Coca-Cola Co. (The)	404,900	17,418,957

Tobacco—1.6%
Altria Group, Inc.	241,365	13,453,685
Philip Morris International, Inc.	347,030	27,602,766
		41,056,451

Energy—3.3%
Energy Equipment & Services—0.4%
Halliburton Co.	93,584	4,654,868
Schlumberger Ltd.	98,866	6,789,128
		11,443,996

Oil, Gas & Consumable Fuels—2.9%
Canadian Natural Resources Ltd.	146,947	5,087,499
Chevron Corp.	68,018	8,454,637
ConocoPhillips	126,054	8,494,779
EOG Resources, Inc.	65,100	7,669,431
Newfield Exploration Co.[1]	15,952	466,436
Noble Energy, Inc.	160,008	5,712,286
Occidental Petroleum Corp.	132,573	11,162,647
TOTAL SA, Sponsored ADR	289,860	17,580,009
Valero Energy Corp.	82,118	9,952,702
		74,580,426

Financials—5.6%
Capital Markets—1.0%
Goldman Sachs Group, Inc. (The)	43,820	9,898,062
Raymond James Financial, Inc.	56,480	5,453,709
State Street Corp.	108,930	10,469,262
		25,821,033

Commercial Banks—1.1%
M&T Bank Corp.	121,150	20,847,492
PNC Financial Services Group, Inc. (The)	47,680	6,837,789
		27,685,281

1      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance—2.0%
Allstate Corp. (The)	95,554	$8,932,388
Chubb Ltd.	218,727	28,585,431
Swiss Re AG	100,068	8,661,690
Travelers Cos., Inc. (The)	32,690	4,201,319
		50,380,828

Real Estate Investment Trusts (REITs)—1.5%
Blackstone Mortgage Trust, Inc., Cl. A	747,750	23,621,422
Starwood Property Trust, Inc.	742,622	16,122,324
		39,743,746

Health Care—6.1%
Biotechnology—0.4%
Shire plc, ADR	70,552	11,587,460

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	107,570	6,618,782
Medtronic plc	110,011	9,496,150
		16,114,932

Health Care Providers & Services—2.4%
Cigna Corp.	97,551	16,522,213
Envision Healthcare Corp.[1]	113,090	4,849,299
HCA Healthcare, Inc.	70,829	7,305,303
Premier, Inc., Cl. A1	252,390	8,232,962
UnitedHealth Group, Inc.	105,464	25,470,610
		62,380,387

Pharmaceuticals—2.7%
Allergan plc	37,960	5,724,368
Bristol-Myers Squibb Co.	93,260	4,907,341
Johnson & Johnson	106,350	12,721,587
Merck & Co., Inc.	300,930	17,914,363
Mylan NV1	247,740	9,528,080
Novartis AG, Sponsored ADR	96,520	7,192,671
Roche Holding AG	48,008	10,296,879
		68,285,289

Industrials—5.1%
Aerospace & Defense—2.8%
L3 Technologies, Inc.	67,360	13,359,509
Lockheed Martin Corp.	75,030	23,599,936
Northrop Grumman Corp.	60,880	19,922,980
Raytheon Co.	77,570	16,250,915
		73,133,340

Air Freight & Couriers—0.2%
FedEx Corp.	20,444	5,093,009

2      OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Commercial Services & Supplies—0.6%
Republic Services, Inc., Cl. A	226,510	$15,273,569

Construction & Engineering—0.2%
Granite Construction, Inc.	75,190	4,276,056

Industrial Conglomerates—1.0%
General Electric Co.	729,100	10,265,728
Honeywell International, Inc.	96,905	14,333,219
		24,598,947

Machinery—0.3%
Stanley Black & Decker, Inc.	59,984	8,352,172

Information Technology—4.3%
Communications Equipment—1.3%
Cisco Systems, Inc.	596,242	25,465,496
CommScope Holding Co., Inc.[1]	280,590	8,226,899
		33,692,395

Internet Software & Services—1.0%
Alphabet, Inc., Cl. A1	23,878	26,265,800

Semiconductors & Semiconductor Equipment—1.0%
QUALCOMM, Inc.	90,873	5,281,539
Xilinx, Inc.	282,932	19,270,498
		24,552,037

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	142,315	26,594,404

Materials—1.9%
Chemicals—0.7%
Celanese Corp., Cl. A	152,991	17,275,743

Containers & Packaging—1.0%
Packaging Corp. of America	96,565	11,346,388
Sonoco Products Co.	289,971	14,826,217
		26,172,605

Metals & Mining—0.2%
Steel Dynamics, Inc.	92,760	4,585,127

Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc.	631,170	20,399,414
BCE, Inc.	238,140	9,923,294
Swisscom AG	18,525	8,250,879

3      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.	154,377	$7,359,152
		45,932,739

Utilities—1.3%
Electric Utilities—0.7%
American Electric Power Co., Inc.	142,480	9,681,516
Edison International	91,620	5,695,099
PG&E Corp.	102,530	4,442,625
		19,819,240

Multi-Utilities—0.6%
CMS Energy Corp.	319,016	14,716,208
Total Common Stocks (Cost $870,930,423)		836,930,893

Preferred Stocks—1.4%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	1,133,000	30,432,380
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,847,664
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,545,000
Total Preferred Stocks (Cost $36,592,296)		36,825,044

	Principal Amount
Asset-Backed Securities—8.8%
Accredited Mortgage Loan Trust:
Series 2005-3, Cl. M3, 2.38% [US0001M+48], 9/25/35[2]	$7,222,280	6,987,387
Series 2005-4, Cl. M1, 2.36% [US0001M+40], 12/25/35[2]	1,919,000	1,861,589
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	96,162	96,184
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	2,695,000	2,722,268
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	955,000	972,074
Series 2016-4, Cl. B, 2.11%, 2/12/21[3]	922,478	921,192
Series 2017-3, Cl. B, 2.25%, 1/11/21[3]	425,000	423,789
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	477,000	475,126
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	1,351,000	1,343,952
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	1,952,000	1,939,238
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,555,000	1,555,242
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,065,000	2,052,456
Series 2017-4, Cl. D, 3.08%, 12/18/23	940,000	926,441
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 3.26% [US0001M+130], 3/25/37[2,3]	5,900,000	5,969,980
Series 2007-EMX1, Cl. M1, 3.96% [US0001M+200], 3/25/37[2,3]	8,000,000	8,004,612
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.459% [LIBOR01M+54], 3/15/23[2]	2,855,000	2,867,842
Series 2015-2, Cl. A2, 2.589% [LIBOR01M+67], 7/17/23[2]	3,170,000	3,196,741
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,095,000	2,074,711
Series 2016-1, Cl. A2, 2.769% [LIBOR01M+85], 6/15/22[2]	1,745,000	1,757,604
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	275,000	272,302
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,320,000	2,289,332

4      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[3]	$1,035,000	$1,038,832
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	93,224	93,055
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	654,056
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,975,000	1,975,428
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,297,039
Series 2016-3, Cl. D, 2.94%, 1/17/23	760,000	751,397
Series 2016-4, Cl. D, 2.91%, 4/17/23	1,710,000	1,684,231
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,565,000	1,560,476
Series 2017-4, Cl. D, 3.30%, 5/15/24	705,000	696,960
Series 2018-1, Cl. D, 3.37%, 7/15/24	515,000	509,365
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	1,580,000	1,552,146
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	620,000	616,151
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	175,000	173,929
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	652,982	649,176
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	3,545,000	3,525,485
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	475,000	464,893
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[3]	685,000	686,140
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	305,953	304,754
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	685,000	679,551
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	1,180,000	1,168,312
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	975,000	968,517
Series 2018-B, Cl. B, 3.23%, 7/15/22[3]	1,090,000	1,089,823
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	210,000	209,486
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	1,415,000	1,399,648
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	920,000	918,474
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	1,305,000	1,297,153
Series 2018-2A, Cl. C, 4.16%, 9/15/27[3]	770,000	769,872
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	470,000	463,184
Discover Card Execution Note Trust, Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,105,000	2,081,247
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	115,000	115,794
Series 2015-CA, Cl. D, 4.20%, 9/15/21[3]	445,000	449,562
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	980,000	981,670
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	1,070,000	1,087,419
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,065,000	1,063,484
Series 2017-2, Cl. B, 2.25%, 6/15/21	685,000	683,497
Series 2017-2, Cl. C, 2.75%, 9/15/23	750,000	748,388
Series 2017-3, Cl. C, 2.80%, 7/15/22	785,000	783,219
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	1,210,000	1,211,282
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	1,525,000	1,536,020
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,190,000	1,190,299
Series 2018-2, Cl. D, 4.14%, 8/15/24	2,160,000	2,175,876

5      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[3]	$780,000	$785,594
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	495,000	512,595
Series 2017-1A, Cl. C, 2.70%, 11/15/22[3]	565,000	563,110
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	1,060,000	1,062,833
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	1,025,000	1,040,550
Series 2017-2A, Cl. B, 2.44%, 2/15/21[3]	855,000	853,843
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	1,165,000	1,165,635
Series 2017-3A, Cl. B, 2.40%, 5/17/21[3]	1,235,000	1,229,626
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	1,015,000	1,025,159
Series 2017-4A, Cl. C, 2.86%, 7/17/23[3]	285,000	283,760
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	1,675,000	1,667,394
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	990,000	988,105
Series 2018-1A, Cl. B, 3.04%, 1/18/22[3]	1,055,000	1,053,896
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	958,105	952,368
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	1,065,000	1,057,198
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 3.985% [US0001M+202.5], 2/25/35[2]	4,902,284	4,724,558
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	200,000	201,528
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	2,410,000	2,515,944
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	73,196	72,691
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[3]	2,400,904	2,390,470
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	795,000	786,936
GSAMP Trust:
Series 2005-HE4, Cl. M3, 2.74% [US0001M+78], 7/25/45[2]	13,300,000	13,334,039
Series 2005-HE5, Cl. M3, 2.42% [US0001M+46], 11/25/35[2]	4,060,889	3,923,472
Series 2007-HS1, Cl. M4, 4.21% [US0001M+225], 2/25/47[2]	4,849,000	4,932,408
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.41% [US0001M+45], 12/25/35[2]	5,480,000	5,469,951
JP Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Cl. MV10, 2.96% [US0001M+100], 11/25/36[2,3]	5,010,000	4,864,968
Series 2007-CH1, Cl. MV8, 2.96% [US0001M+100], 11/25/36[2]	5,400,000	5,320,753
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 2.605% [US0001M+64.5], 11/25/35[2]	1,844,189	1,830,560
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.34% [US0001M+38], 12/25/35[2]	12,287,000	12,068,105
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.26% [LIBOR01M+330], 9/27/21[2,3]	495,000	498,629
Series 2017-1, Cl. C, 3.51% [LIBOR01M+155], 6/27/22[2,3]	400,000	401,914
Series 2017-1, Cl. D, 4.26% [LIBOR01M+230], 6/27/22[2,3]	465,000	465,487
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 2.68% [US0001M+72], 3/25/35[2]	4,383,661	4,219,577
Series 2005-2, Cl. M3, 2.695% [US0001M+73.5], 6/25/35[2]	5,500,000	5,517,206
RASC Series Trust, Series 2006-KS2, Cl. M2, 2.35% [US0001M+39], 3/25/36[2]	4,875,000	4,761,841
Raspro Trust, Series 2005-1A, Cl. G, 2.602% [LIBOR03M+40], 3/23/24[2,3]	2,161,178	2,170,003

6      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	$825,000	$828,811
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,085,000	1,083,543
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	2,735,000	2,789,879
Series 2017-2, Cl. D, 3.49%, 7/17/23	390,000	390,817
Series 2017-3, Cl. D, 3.20%, 11/15/23	1,900,000	1,888,804
Series 2018-1, Cl. D, 3.32%, 3/15/24	760,000	753,857
Series 2018-2, Cl. D, 3.88%, 2/15/24	1,165,000	1,165,229
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	1,275,000	1,259,540
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.41% [US0001M+45], 10/25/35[2]	6,129,000	6,062,235
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	1,075,000	1,068,868
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	1,635,000	1,630,406
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[3]	1,260,000	1,242,526
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	665,311	662,771
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	1,760,000	1,798,691
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	2,090,000	2,101,984
Series 2018-1A, Cl. C, 2.92%, 5/15/23[3]	1,100,000	1,091,969
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	2,275,000	2,266,022
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,040,000	1,035,560
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,455,000	2,449,566
Series 2016-C, Cl. A, 1.72%, 8/15/23	470,000	463,232
Series 2017-A, Cl. A, 2.12%, 3/15/24	2,775,000	2,730,838
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,105,000	2,087,081
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,845,000	2,799,165
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,695,000	3,686,692
Total Asset-Backed Securities (Cost $219,457,518)		228,066,144

Mortgage-Backed Obligations—22.6%
Government Agency—15.6%
FHLMC/FNMA/FHLB/Sponsored—11.2%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	75,886	76,448
5.00%, 12/1/34	37,874	40,447
6.50%, 7/1/28-4/1/34	113,781	128,121
7.00%, 10/1/31	92,261	100,953
9.00%, 8/1/22-5/1/25	3,903	4,159
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 80.032%, 4/1/27[4]	74,438	14,829
Series 192,Cl. IO, 99.999%, 2/1/28[4]	24,102	5,013
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	77,784	13,162
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	1,853,817	1,821,294
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 0.489%, 6/1/26[6]	23,965	22,150

7      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	$56,462	$61,260
Series 2043,Cl. ZP, 6.50%, 4/15/28	255,879	281,640
Series 2053,Cl. Z, 6.50%, 4/15/28	52,179	58,774
Series 2279,Cl. PK, 6.50%, 1/15/31	105,806	115,781
Series 2326,Cl. ZP, 6.50%, 6/15/31	47,120	50,862
Series 2427,Cl. ZM, 6.50%, 3/15/32	192,542	214,596
Series 2461,Cl. PZ, 6.50%, 6/15/32	224,097	243,645
Series 2626,Cl. TB, 5.00%, 6/15/33	183,447	190,278
Series 2635,Cl. AG, 3.50%, 5/15/32	60,037	59,879
Series 2707,Cl. QE, 4.50%, 11/15/18	28,377	28,420
Series 2770,Cl. TW, 4.50%, 3/15/19	7,600	7,631
Series 3010,Cl. WB, 4.50%, 7/15/20	62,780	63,570
Series 3025,Cl. SJ, 17.715% [LIBOR01M+2,475], 8/15/35[2]	28,451	38,582
Series 3030,Cl. FL, 2.319% [LIBOR01M+40], 9/15/35[2]	399,887	401,779
Series 3645,Cl. EH, 3.00%, 12/15/20	5,082	5,087
Series 3741,Cl. PA, 2.15%, 2/15/35	191,439	191,209
Series 3815,Cl. BD, 3.00%, 10/15/20	2,791	2,790
Series 3822,Cl. JA, 5.00%, 6/15/40	74,049	76,141
Series 3840,Cl. CA, 2.00%, 9/15/18	1,725	1,723
Series 3848,Cl. WL, 4.00%, 4/15/40	342,960	347,299
Series 3857,Cl. GL, 3.00%, 5/15/40	31,117	30,853
Series 4057,Cl. QI, 5.102%, 6/15/27[4]	4,835,665	413,431
Series 4221,Cl. HJ, 1.50%, 7/15/23	801,667	783,483
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 79.871%, 3/15/29[4]	54,082	7,338
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	97,140	11,915
Series 2920,Cl. S, 56.215%, 1/15/35[4]	590,600	84,291
Series 2922,Cl. SE, 21.778%, 2/15/35[4]	143,213	18,667
Series 2937,Cl. SY, 12.908%, 2/15/35[4]	1,632,175	204,802
Series 2981,Cl. AS, 2.943%, 5/15/35[4]	1,109,639	121,877
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	292,450	48,793
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	88,340	7,844
Series 3450,Cl. BI, 13.513%, 5/15/38[4]	681,359	94,978
Series 3606,Cl. SN, 14.143%, 12/15/39[4]	278,736	36,109
Federal National Mortgage Assn.:
2.50%, 6/1/33[7]	14,635,000	14,257,120
3.00%, 6/1/33-6/1/48[7]	31,570,000	30,896,811
3.50%, 6/1/33[7]	16,945,000	17,168,727
3.50%, 6/1/48[7]	82,345,000	82,065,153
4.00%, 6/1/48[7]	22,915,000	23,409,105
4.50%, 6/1/48[7]	71,355,000	74,482,358
5.00%, 6/1/48[7]	25,825,000	27,378,535
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	8,633	8,761
5.50%, 2/1/35-4/1/39	742,413	804,863
6.50%, 10/1/19-11/1/31	288,272	320,935
7.00%, 12/1/32-4/1/35	22,862	24,229

8      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
7.50%, 1/1/33-3/1/33	$1,392,526	$1,598,029
8.50%, 7/1/32	2,523	2,567
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[4]	140,940	16,805
Series 252,Cl. 2, 99.999%, 11/25/23[4]	121,096	16,620
Series 303,Cl. IO, 92.58%, 11/25/29[4]	67,466	15,926
Series 308,Cl. 2, 70.063%, 9/25/30[4]	171,345	42,963
Series 320,Cl. 2, 49.988%, 4/25/32[4]	618,395	151,130
Series 321,Cl. 2, 19.328%, 4/25/32[4]	417,199	98,982
Series 331,Cl. 9, 21.047%, 2/25/33[4]	164,188	32,947
Series 334,Cl. 17, 24.644%, 2/25/33[4]	87,140	21,304
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	290,754	74,616
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	347,883	77,078
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	311,407	65,278
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	82,225	19,598
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	140,714	32,392
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	91,866	22,470
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	163,138	32,180
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	117,104	25,475
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	57,293	12,523
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	210,590	51,689
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	249,280	61,127
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	553,816	112,970
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	122,257	128,724
Series 1998-61,Cl. PL, 6.00%, 11/25/28	68,585	74,368
Series 1999-54,Cl. LH, 6.50%, 11/25/29	109,706	119,389
Series 2001-51,Cl. OD, 6.50%, 10/25/31	172,421	183,295
Series 2003-100,Cl. PA, 5.00%, 10/25/18	19,712	19,712
Series 2003-130,Cl. CS, 10.181% [LIBOR01M+1,410], 12/25/33[2]	52,834	54,674
Series 2003-28,Cl. KG, 5.50%, 4/25/23	268,214	279,660
Series 2003-84,Cl. GE, 4.50%, 9/25/18	2,101	2,100
Series 2004-25,Cl. PC, 5.50%, 1/25/34	41,468	41,781
Series 2005-104,Cl. MC, 5.50%, 12/25/25	1,448,234	1,530,847
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,540,838
Series 2005-73,Cl. DF, 2.21% [LIBOR01M+25], 8/25/35[2]	399,690	401,247
Series 2006-11,Cl. PS, 17.381% [LIBOR01M+2,456.67], 3/25/36[2]	96,862	141,443
Series 2006-46,Cl. SW, 17.014% [LIBOR01M+2,419.92], 6/25/36[2]	70,036	96,650
Series 2006-50,Cl. KS, 17.014% [LIBOR01M+2,420], 6/25/36[2]	132,326	188,970
Series 2006-50,Cl. SK, 17.014% [LIBOR01M+2,420], 6/25/36[2]	27,106	38,012
Series 2008-75,Cl. DB, 4.50%, 9/25/23	20,226	20,249
Series 2009-113,Cl. DB, 3.00%, 12/25/20	79,673	79,678
Series 2009-36,Cl. FA, 2.90% [LIBOR01M+94], 6/25/37[2]	124,996	127,883
Series 2009-70,Cl. TL, 4.00%, 8/25/19	34,316	34,307
Series 2010-43,Cl. KG, 3.00%, 1/25/21	60,489	60,534
Series 2011-15,Cl. DA, 4.00%, 3/25/41	78,471	78,298
Series 2011-3,Cl. EL, 3.00%, 5/25/20	112,118	112,027
Series 2011-3,Cl. KA, 5.00%, 4/25/40	487,248	508,477

9      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-38,Cl. AH, 2.75%, 5/25/20	$1,722	$1,719
Series 2011-82,Cl. AD, 4.00%, 8/25/26	170,545	171,086
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 99.999%, 3/17/31[4]	13,561	1,082
Series 2001-65,Cl. S, 45.936%, 11/25/31[4]	145,281	28,277
Series 2001-81,Cl. S, 44.413%, 1/25/32[4]	37,613	6,216
Series 2002-47,Cl. NS, 29.319%, 4/25/32[4]	90,744	15,593
Series 2002-51,Cl. S, 29.983%, 8/25/32[4]	83,315	13,655
Series 2002-52,Cl. SD, 62.69%, 9/25/32[4]	130,780	22,682
Series 2002-60,Cl. SM, 21.888%, 8/25/32[4]	114,034	15,899
Series 2002-7,Cl. SK, 31.462%, 1/25/32[4]	35,733	5,404
Series 2002-75,Cl. SA, 36.555%, 11/25/32[4]	182,995	31,529
Series 2002-77,Cl. BS, 28.895%, 12/18/32[4]	79,246	13,747
Series 2002-77,Cl. SH, 46.789%, 12/18/32[4]	54,604	8,850
Series 2002-89,Cl. S, 61.592%, 1/25/33[4]	287,424	52,437
Series 2002-9,Cl. MS, 28.669%, 3/25/32[4]	48,825	8,820
Series 2002-90,Cl. SN, 22.535%, 8/25/32[4]	58,721	8,187
Series 2002-90,Cl. SY, 29.101%, 9/25/32[4]	29,827	4,276
Series 2003-33,Cl. SP, 33.675%, 5/25/33[4]	160,065	31,846
Series 2003-46,Cl. IH, 0.00%, 6/25/23[4,5]	244,776	23,028
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	114,836	17,049
Series 2004-56,Cl. SE, 12.977%, 10/25/33[4]	218,456	37,291
Series 2005-12,Cl. SC, 31.339%, 3/25/35[4]	66,996	9,365
Series 2005-19,Cl. SA, 54.229%, 3/25/35[4]	1,390,055	209,137
Series 2005-40,Cl. SA, 52.763%, 5/25/35[4]	301,644	41,008
Series 2005-52,Cl. JH, 29.055%, 5/25/35[4]	731,753	89,811
Series 2005-6,Cl. SE, 99.999%, 2/25/35[4]	603,973	84,214
Series 2005-93,Cl. SI, 12.325%, 10/25/35[4]	347,895	47,413
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	133,166	12,528
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	5,864	290
Series 2011-96,Cl. SA, 8.596%, 10/25/41[4]	812,389	112,720
Series 2012-134,Cl. SA, 2.988%, 12/25/42[4]	2,479,565	420,132
Series 2012-40,Cl. PI, 8.45%, 4/25/41[4]	2,555,216	402,079
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 0.558%, 9/25/23[6]	55,204	51,155
		287,794,857

GNMA/Guaranteed—4.4%
Government National Mortgage Assn. II Pool:
3.50%, 6/1/48[7]	30,795,000	30,944,162
4.00%, 6/1/48[7]	58,675,000	60,219,803
4.50%, 6/1/48[7]	22,635,000	23,542,169
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	141,170	1,461
Series 2002-41,Cl. GS, 65.741%, 6/16/32[4]	22,884	1,091

10      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-76,Cl. SY, 92.56%, 12/16/26[4]	$293,556	$30,508
Series 2007-17,Cl. AI, 40.709%, 4/16/37[4]	1,371,395	194,203
Series 2011-52,Cl. HS, 20.241%, 4/16/41[4]	1,554,250	180,968
		115,114,365

Non-Agency—7.0%
Commercial—2.7%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[2,3]	288,858	290,212
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[4,5]	16,713,654	669,684
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.196%, 11/13/50[4]	5,855,901	370,071
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.568%, 1/25/36[8]	812,787	768,201
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	754,897	749,470
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	710,000	718,843
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.777%, 10/12/50[4]	15,344,107	1,148,694
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	141,339	139,610
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	295,985	296,270
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	1,355,000	1,377,996
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	1,520,000	1,497,512
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	1,955,000	1,986,973
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	475,000	478,005
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,445,405
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	980,000	1,005,200
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	3,020,000	3,066,549
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	865,000	864,616
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 20.078%, 12/10/45[4]	4,485,228	254,778
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,080,631	908,247
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.61% [US0001M+65], 11/25/35[2]	462,452	360,330
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.619%, 11/25/45[3,8]	350,000	340,470
Series 2013-K26,Cl. C, 3.598%, 12/25/45[3,8]	460,000	446,809
Series 2013-K27,Cl. C, 3.496%, 1/25/46[3,8]	400,000	386,420
Series 2013-K28,Cl. C, 3.49%, 6/25/46[3,8]	2,460,000	2,383,990
Series 2013-K713,Cl. C, 3.163%, 4/25/46[3,8]	480,000	478,402
Series 2014-K714,Cl. C, 3.849%, 1/25/47[3,8]	325,000	321,673
Series 2014-K715,Cl. C, 4.125%, 2/25/46[3,8]	155,000	155,007
Series 2015-K44,Cl. B, 3.684%, 1/25/48[3,8]	170,000	165,224
Series 2017-K62,Cl. B, 3.875%, 1/25/50[3,8]	150,000	147,748

11      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	$3,155,000	$3,160,102
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	254,998	252,971
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	455,000	479,739
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	620,000	630,092
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,8]	896,344	864,553
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	999,882	1,003,433
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	160,000	157,790
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	2,110,000	2,092,720
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	2,005,000	2,087,935
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	578,000	568,822
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	356,978	353,223
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	1,570,000	1,596,903
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	1,520,000	1,487,039
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.69%, 7/25/35[8]	726,068	746,598
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.942%, 7/26/36[3,8]	714,069	686,256
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	530,000	539,273
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	745,000	748,834
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	295,000	298,917
Series 2014-C24,Cl. B, 4.116%, 11/15/47[8]	1,945,000	1,960,443
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,683,009
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,775,000	1,779,314
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	708,201	700,424
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	1,670,000	1,650,258
Series 2014-C14,Cl. B, 4.632%, 2/15/47[8]	80,000	82,859
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,653,246
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	5,637,368	339,785
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.039%, 11/26/36[3,8]	1,850,158	1,704,235
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.457%, 6/26/46[3,8]	611,772	611,057
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.564%, 7/26/45[3,8]	155,292	159,148
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.615%, 8/25/34[8]	415,648	418,155
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	10,017,597	676,405
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,415,000	2,390,674

12      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	$7,812,306	$530,833
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,038,546
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	917,553
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	320,000	322,557
Series 2014-C25,Cl. AS, 3.984%, 11/15/47	1,085,000	1,091,066
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[8]	1,065,000	1,092,899
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[3,4,5]	11,142,539	320,979
		69,101,054

Residential—4.3%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.74% [US0001M+78], 6/25/35[2]	4,000,000	4,028,987
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	132,138	124,333
Series 2007-C,Cl. 1A4, 3.74%, 5/20/36[8]	135,280	130,886
Series 2014-R7,Cl. 3A1, 3.787%, 3/26/36[3,8]	912,527	920,726
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	416,201	395,764
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/35[2]	814,105	835,365
Series 2006-1,Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	1,156,223	1,164,976
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 2.965% [US0001M+100.5], 6/25/35[2]	3,011,105	3,052,576
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	521,330	474,075
Series 2006-6,Cl. A3, 6.00%, 4/25/36	275,322	240,847
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 2.905% [US0001M+94.5], 10/25/34[2]	3,750,000	3,770,789
Series 2006-AR1,Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	2,290,917	2,316,197
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.91% [US0001M+95], 5/25/24[2]	860,796	862,915
Series 2014-C03,Cl. 1M2, 4.96% [US0001M+300], 7/25/24[2]	2,316,917	2,478,181
Series 2016-C03,Cl. 1M1, 3.96% [US0001M+200], 10/25/28[2]	582,358	590,114
Series 2016-C07,Cl. 2M1, 3.26% [US0001M+130], 5/25/29[2]	1,161,866	1,166,160
Series 2017-C02,Cl. 2M1, 3.11% [US0001M+115], 9/25/29[2]	3,027,691	3,046,552
Series 2017-C03,Cl. 1M1, 2.91% [US0001M+95], 10/25/29[2]	2,625,330	2,641,030
Series 2017-C04,Cl. 2M1, 2.81% [US0001M+85], 11/25/29[2]	2,130,273	2,136,983
Series 2017-C06,Cl. 1M1, 2.71% [US0001M+75], 2/25/30[2]	820,001	821,545
Series 2017-C07,Cl. 1M1, 2.61% [US0001M+65], 5/25/30[2]	2,028,493	2,030,872
Series 2017-C07,Cl. 1M2, 4.36% [US0001M+240], 5/25/30[2]	1,475,000	1,519,526
Series 2017-C07,Cl. 2M1, 2.61% [US0001M+65], 5/25/30[2]	1,518,362	1,519,225
Series 2018-C01,Cl. 1M1, 2.56% [US0001M+60], 7/25/30[2]	1,851,460	1,850,907
Series 2018-C02,Cl. 2M1, 2.61% [US0001M+65], 8/25/30[2]	860,791	861,115
Series 2018-C03,Cl. 1M1, 2.64% [US0001M+68], 10/25/30[2]	1,770,000	1,770,643

13      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	$679,473	$651,769
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	2,488,293	2,273,914
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[8]	7,579	7,425
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.543%, 7/25/35[8]	237,925	240,316
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.27% [US0001M+31], 7/25/35[2]	281,363	281,181
RAMP Trust:
Series 2005-RS2,Cl. M4, 2.68% [US0001M+72], 2/25/35[2]	4,469,000	4,473,507
Series 2005-RS6,Cl. M4, 2.935% [US0001M+97.5], 6/25/35[2]	5,700,000	5,720,181
Series 2006-EFC1,Cl. M2, 2.36% [US0001M+40], 2/25/36[2]	5,490,000	5,449,531
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.21% [US0001M+425], 11/25/23[2]	1,583,059	1,761,598
Series 2014-DN1,Cl. M2, 4.16% [US0001M+220], 2/25/24[2]	326,293	336,153
Series 2014-DN1,Cl. M3, 6.46% [US0001M+450], 2/25/24[2]	1,180,000	1,362,219
Series 2014-DN2,Cl. M3, 5.56% [US0001M+360], 4/25/24[2]	1,835,000	2,043,703
Series 2014-HQ2,Cl. M2, 4.16% [US0001M+220], 9/25/24[2]	799,565	822,276
Series 2014-HQ2,Cl. M3, 5.71% [US0001M+375], 9/25/24[2]	2,270,000	2,614,920
Series 2015-HQA2,Cl. M2, 4.76% [US0001M+280], 5/25/28[2]	192,293	197,809
Series 2016-DNA1,Cl. M2, 4.86% [US0001M+290], 7/25/28[2]	489,710	502,537
Series 2016-DNA3,Cl. M1, 3.06% [US0001M+110], 12/25/28[2]	35,202	35,218
Series 2016-DNA4,Cl. M1, 2.76% [US0001M+80], 3/25/29[2]	386,252	386,466
Series 2016-DNA4,Cl. M3, 5.76% [US0001M+380], 3/25/29[2]	2,290,000	2,578,192
Series 2016-HQA3,Cl. M1, 2.76% [US0001M+80], 3/25/29[2]	1,861,167	1,863,453
Series 2016-HQA3,Cl. M3, 5.81% [US0001M+385], 3/25/29[2]	765,000	861,338
Series 2016-HQA4,Cl. M1, 2.76% [US0001M+80], 4/25/29[2]	1,157,045	1,157,439
Series 2016-HQA4,Cl. M3, 5.86% [US0001M+390], 4/25/29[2]	2,270,000	2,562,275
Series 2017-HQA1,Cl. M1, 3.16% [US0001M+120], 8/25/29[2]	3,819,573	3,848,062
Series 2017-HQA2,Cl. M1, 2.76% [US0001M+80], 12/25/29[2]	1,381,349	1,384,518
Series 2017-HQA3,Cl. M1, 2.51% [US0001M+55], 4/25/30[2]	3,496,133	3,494,784
Series 2018-DNA1,Cl. M1, 2.41% [US0001M+45], 7/25/30[2]	4,285,165	4,271,378
Series 2018-DNA1,Cl. M2, 3.76% [US0001M+180], 7/25/30[2]	3,145,000	3,124,012
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.28% [US0001M+32], 5/25/37[2,3]	7,391,642	7,355,026
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.46%, 10/25/33[8]	380,704	386,594
Series 2005-AR14,Cl. 1A4, 3.402%, 12/25/35[8]	512,966	518,391
Series 2005-AR16,Cl. 1A1, 3.391%, 12/25/35[8]	560,793	563,428
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 3.553%, 9/25/35[8]	835,955	814,152
Series 2005-AR15,Cl. 1A6, 3.553%, 9/25/35[8]	427,816	413,679
Series 2005-AR4,Cl. 2A2, 3.961%, 4/25/35[8]	2,070,716	2,088,060
Series 2006-AR10,Cl. 1A1, 3.948%, 7/25/36[8]	298,329	292,496
Series 2006-AR10,Cl. 5A5, 3.942%, 7/25/36[8]	1,398,827	1,418,598
Series 2006-AR2,Cl. 2A3, 3.787%, 3/25/36[8]	189,382	191,679
Series 2006-AR7,Cl. 2A4, 4.32%, 5/25/36[8]	177,457	181,808
Series 2006-AR8,Cl. 2A1, 3.76%, 4/25/36[8]	1,173,488	1,193,913

14      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR8,Cl. 2A4, 3.76%, 4/25/36[8]	$224,828	$228,741
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	167,001	169,646
		110,873,674
Total Mortgage-Backed Obligations (Cost $575,497,689)		582,883,950

U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[9,10,11] (Cost $4,536,036)	4,530,000	4,495,936

Non-Convertible Corporate Bonds and Notes—25.0%
Consumer Discretionary—2.7%
Automobiles—0.7%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	1,947,000	1,914,961
3.75% Sr. Unsec. Nts., 2/22/28[3]	1,891,000	1,867,985
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	1,506,000	1,482,285
3.664% Sr. Unsec. Nts., 9/8/24	1,629,000	1,570,109
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	581,000	622,441
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	2,051,000	2,002,022
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	2,326,000	2,288,705
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	632,000	625,383
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[3]	2,363,000	2,317,852
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[3]	1,466,000	1,433,348
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	2,290,000	2,272,548
		18,397,639
Diversified Consumer Services—0.1%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	2,496,000	2,386,201

Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[3]	1,210,000	1,213,025
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	2,086,000	2,055,448
		3,268,473
Household Durables—0.4%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	2,284,000	2,245,601
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,323,000	2,256,214
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	1,142,000	1,172,962
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	1,676,000	1,604,770
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,720,000	1,700,650
4.875% Sr. Unsec. Nts., 3/15/27	485,000	461,962
		9,442,159
Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	816,000	927,313

15      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet & Catalog Retail (Continued)
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	$4,050,000	$3,936,388
		4,863,701
Media—0.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	856,000	893,394
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	1,012,000	943,290
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,206,000	2,738,725
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	2,250,000	2,275,329
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	1,104,000	1,109,425
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,618,000	1,363,503
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	725,000	622,555
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	2,366,000	2,226,997
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	2,554,000	2,494,164
		14,667,382
Multiline Retail—0.1%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	2,334,000	2,325,871

Specialty Retail—0.4%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	412,000	408,664
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,216,000	2,332,463
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	2,209,000	2,258,703
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,328,000	2,295,463
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,245,000	1,176,525
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,318,000	2,196,285
		10,668,103

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	2,333,000	2,263,010
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	1,633,000	1,653,412
		3,916,422
Consumer Staples—2.0%
Beverages—0.7%
Anheuser-Busch InBev Finance, Inc.:
2.65% Sr. Unsec. Nts., 2/1/21	2,405,000	2,383,639
3.65% Sr. Unsec. Nts., 2/1/26	764,000	750,949
4.90% Sr. Unsec. Nts., 2/1/46	873,000	909,665
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,355,000	1,965,706
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[3]	1,181,000	1,177,166
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	2,427,000	2,377,126
Maple Escrow Subsidiary, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[3]	2,351,000	2,367,202
4.597% Sr. Unsec. Nts., 5/25/28[3]	1,166,000	1,168,909

16      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	$782,000	$769,584
2.10% Sr. Unsec. Nts., 7/15/21	2,059,000	1,981,399
4.20% Sr. Unsec. Nts., 7/15/46	324,000	289,569
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	2,234,000	2,301,704
		18,442,618
Food & Staples Retailing—0.2%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[3]	2,505,000	2,478,770
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	155,333
4.45% Sr. Unsec. Nts., 2/1/47	642,000	588,916
6.90% Sr. Unsec. Nts., 4/15/38	596,000	734,578
		3,957,597
Food Products—0.7%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,313,021
8.50% Sr. Unsec. Nts., 6/15/19	2,222,000	2,341,557
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	2,322,000	2,310,771
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	747,000	718,753
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	1,315,000	1,296,894
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	2,292,000	2,277,675
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[3]	2,454,000	2,415,325
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[3]	2,326,000	2,295,069
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[3]	1,482,000	1,523,718
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,252,000	1,193,481
		17,686,264
Tobacco—0.4%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	1,613,000	1,643,546
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	2,410,000	2,362,626
3.557% Sr. Unsec. Nts., 8/15/27[3]	1,257,000	1,184,510
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[3]	2,410,000	2,392,518
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	2,059,000	1,985,721
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	857,000	954,933
		10,523,854
Energy—2.6%
Energy Equipment & Services—0.1%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	521,000	564,051
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,300,000	1,350,857
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	1,351,000	1,356,336
		3,271,244

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	$431,000	$409,755
6.20% Sr. Unsec. Nts., 3/15/40	380,000	438,519
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	2,037,000	2,151,654
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	1,208,000	1,173,213
5.25% Sr. Unsec. Nts., 1/15/25	895,000	920,731
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	715,000	701,245
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,326,000	2,305,735
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	557,000	520,471
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,300,000	2,278,973
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,069,000	2,065,367
4.50% Sr. Unsec. Nts., 6/1/25	1,122,000	1,133,213
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	302,163
5.95% Sr. Unsec. Nts., 3/15/46	511,000	646,444
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	545,000	549,292
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	638,000	590,846
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	541,000	552,950
4.90% Sr. Unsec. Nts., 5/15/46	271,000	279,554
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	2,304,000	2,258,005
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	595,000	589,366
5.55% Sr. Unsec. Nts., 6/1/45	1,012,000	1,045,727
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	16,315,000	17,151,959
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	621,000	642,951
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	1,389,000	1,446,938
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	2,375,000	2,390,999
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	11,426,000	11,454,565
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	1,232,000	1,199,418
5.625% Sr. Sec. Nts., 2/1/21	1,779,000	1,865,450
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	805,000	786,711
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	1,364,000	1,286,593
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	521,000	696,139
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	960,000	909,981
5.25% Sr. Unsec. Nts., 3/15/20	1,834,000	1,897,778
		62,642,705
Financials—10.3%
Capital Markets—2.2%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[3]	1,355,000	1,346,303
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	877,000	830,707
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	1,851,000	1,839,668

18      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	$1,389,000	$1,377,718
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[2,3]	1,396,000	1,315,948
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,064,000	1,074,107
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	2,245,000	2,281,481
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[2,12]	296,000	253,080
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,238,000	1,175,217
3.75% Sr. Unsec. Nts., 2/25/26	1,223,000	1,189,822
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[2]	1,965,000	1,879,055
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	946,000	870,087
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,12]	14,531,000	14,842,980
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,12	13,752,000	13,989,222
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,587,000	1,551,117
5.00% Sub. Nts., 11/24/25	1,904,000	1,989,757
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	2,341,000	2,294,180
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	861,000	816,051
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,125,000	1,091,074
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,529,233
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,419,000	1,370,286
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	1,155,000	1,146,192
4.253% Sr. Unsec. Nts., 3/23/28[3]	943,000	937,219
		56,990,504

Commercial Banks—5.9%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	2,800,000	2,767,425
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	1,881,000	1,824,886
Banco Santander SA, 4.379% Sr. Unsec. Nts., 4/12/28	1,800,000	1,734,323
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,973,000	1,845,862
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[2]	1,965,000	1,900,070
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	1,353,000	1,323,125
6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[2,12]	28,813,000	30,007,875
7.75% Jr. Sub. Nts., 5/14/38	1,548,000	2,123,545
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	2,202,000	2,146,778
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	1,831,000	1,755,049
BNP Paribas SA:
3.50% Sr. Unsec. Nts., 11/16/27[3]	965,000	897,943
4.625% Sub. Nts., 3/13/27[3]	1,361,000	1,346,242
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	1,371,000	1,349,101
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	1,856,000	1,823,960
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	1,840,000	1,782,201

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Citigroup, Inc.: (Continued)
4.75% Sub. Nts., 5/18/46	$910,000	$888,993
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,124,000	1,102,006
2.65% Sr. Unsec. Nts., 5/26/22	471,000	456,900
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[3]	1,754,000	1,648,641
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,120,000	2,053,264
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	2,296,000	2,251,572
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,209,000	1,194,789
First Republic Bank, 4.375% Sub. Nts., 8/1/46	942,000	909,532
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	739,000	741,240
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	923,000	905,427
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	1,115,000	1,112,912
4.00% Sr. Unsec. Nts., 5/15/25	2,275,000	2,289,889
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[3]	1,672,000	1,467,531
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,829,000	1,758,188
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,432,000	3,357,044
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[2,12]	29,014,000	29,790,124
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[2,3,12]	125,000	132,344
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,12,13]	1,913,000	2,042,127
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	1,742,000	1,660,817
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	2,066,000	2,036,863
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,285,000	1,245,567
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,393,000	1,359,133
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	812,000	774,081
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	1,337,000	1,291,850
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,468,000	1,385,279
3.15% Sr. Unsec. Nts., 4/27/27	448,000	429,762
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	1,938,000	1,854,384
4.75% Sub. Nts., 12/7/46	1,184,000	1,166,022
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S2,12	30,350,000	30,466,848
		152,401,514

Consumer Finance—0.2%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	762,000	732,808
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,393,000	1,344,171
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	761,000	727,653
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	926,000	894,977
4.10% Sr. Unsec. Nts., 2/9/27	963,000	933,520

20      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Consumer Finance (Continued)
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[3]	$1,657,000	$1,696,929
		6,330,058
Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	690,000	688,580
3.80% Sr. Unsec. Nts., 7/15/48	548,000	516,220
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	909,000	896,340
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	1,364,000	1,323,143
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	2,240,000	2,268,000
		5,692,283
Insurance—1.3%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[3]	1,243,000	1,218,742
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,226,000	1,216,256
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,165,000	1,199,102
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	478,000	434,233
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	1,749,000	1,650,329
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	1,431,000	1,416,238
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	1,421,000	1,375,787
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	1,402,000	1,349,606
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	775,000	775,096
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,900,000	16,990,375
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	2,261,000	2,275,361
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	1,816,000	1,816,000
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	426,000	429,195
		32,146,320
Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	472,000	467,620
3.00% Sr. Unsec. Nts., 6/15/23	1,889,000	1,818,216
3.60% Sr. Unsec. Nts., 1/15/28	1,249,000	1,173,482
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,354,000	1,402,279
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	1,156,000	1,089,704
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	208,000	208,793
5.875% Sr. Unsec. Nts., 2/1/20	860,000	892,413
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	2,382,000	2,359,053
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	2,252,000	2,288,595
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	859,000	859,333
		12,559,488

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care—1.7%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	$1,422,000	$1,387,504
4.70% Sr. Unsec. Nts., 5/14/45	420,000	423,397
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	827,000	820,727
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	599,000	637,447
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,384,000	1,358,265
5.00% Sr. Unsec. Nts., 8/15/45	257,000	255,356
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	983,000	1,018,845
Shire Acquisitions Investments Ireland DAC, 1.90% Sr. Unsec. Nts., 9/23/19	2,452,000	2,417,519
		8,319,060
Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	1,532,000	1,523,815
3.75% Sr. Unsec. Nts., 11/30/26	2,038,000	2,015,345
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,442,000	1,417,696
3.70% Sr. Unsec. Nts., 6/6/27	1,806,000	1,720,825
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	1,764,000	1,737,813
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	89,000	85,329
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	995,000	1,072,838
		9,573,661
Health Care Providers & Services—0.7%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	2,403,000	2,368,136
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	2,090,000	2,168,209
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	2,440,000	2,355,193
5.05% Sr. Unsec. Nts., 3/25/48	2,113,000	2,164,078
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	3,044,000	3,256,716
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	626,000	616,740
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	2,385,000	2,372,376
3.60% Sr. Unsec. Nts., 2/1/25	1,491,000	1,465,193
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,860,000	1,815,352
		18,581,993
Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	2,151,000	2,062,271
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	1,799,000	1,882,489
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	904,000	923,628
		4,868,388

22      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Pharmaceuticals—0.1%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	$2,382,000	$2,370,860

Industrials—1.2%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	1,889,000	1,876,669
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[3]	1,304,000	1,245,659
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23[7]	1,673,000	1,672,674
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,295,000	1,364,850
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[3]	1,687,000	1,659,554
		7,819,406
Air Freight & Couriers—0.0%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	1,170,000	1,160,502
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	489,000	475,192
		1,635,694
Building Products—0.1%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,951,000	1,823,249
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,652,000	1,545,174
		3,368,423
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	2,231,000	2,239,366

Industrial Conglomerates—0.1%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	735,000	706,616
Roper Technologies, Inc., 3.00% Sr. Unsec. Nts., 12/15/20	1,976,000	1,968,734
		2,675,350
Machinery—0.3%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	1,291,000	1,228,548
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,365,000	2,336,572
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	1,042,000	1,018,339
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[3]	1,210,000	1,191,920
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	514,000	513,590
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	979,000	913,510
		7,202,479
Road & Rail—0.1%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	481,842
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	1,940,000	1,821,315
		2,303,157
Trading Companies & Distributors—0.2%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	737,000	689,864
3.625% Sr. Unsec. Nts., 4/1/27	763,000	715,038

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	$1,940,000	$1,801,642
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	1,228,000	1,185,020
		4,391,564

Information Technology—1.3%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	1,747,000	1,743,259

Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,701,000	1,618,455
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	368,000	380,880
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,745,000	1,741,917
		3,741,252

Internet Software & Services—0.1%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	1,285,000	1,248,056
5.25% Sr. Unsec. Nts., 4/1/25	710,000	728,638
		1,976,694

IT Services—0.3%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,678,000	1,669,216
4.75% Sr. Unsec. Nts., 4/15/27	1,734,000	1,767,544
Fidelity National Information Services, Inc.:
2.85% Sr. Unsec. Nts., 10/15/18	550,000	551,018
4.25% Sr. Unsec. Nts., 5/15/28	1,166,000	1,173,924
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,036,000
		7,197,702

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[3]	676,000	644,918
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[3]	2,288,000	2,301,191
		2,946,109

Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	708,000	718,797
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[3]	1,975,000	2,011,244
6.02% Sr. Sec. Nts., 6/15/26[3]	1,460,000	1,542,219
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	1,538,000	1,580,295
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	1,464,000	1,402,809
2.95% Sr. Unsec. Nts., 5/15/25	1,440,000	1,386,258
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	699,000	682,843

24      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Software (Continued)
VMware, Inc.: (Continued)
3.90% Sr. Unsec. Nts., 8/21/27	$1,151,000	$1,078,091
		10,402,556

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,407,000	1,472,367
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	2,356,000	2,374,691
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	1,047,000	1,034,091
		4,881,149

Materials—1.1%
Chemicals—0.5%
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	2,243,000	2,232,977
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	1,750,000	1,775,116
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	831,000	791,589
4.125% Sr. Unsec. Nts., 3/15/35	513,000	483,168
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,001,000	2,038,519
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,869,478
3.75% Sr. Unsec. Nts., 3/15/27	581,000	558,877
Sherwin-Williams Co. (The):
3.45% Sr. Unsec. Nts., 6/1/27	255,000	242,750
3.95% Sr. Unsec. Nts., 1/15/26	1,015,000	1,017,168
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[3,7]	1,730,000	1,733,767
		12,743,409

Construction Materials—0.1%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	1,430,000	1,396,038
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	548,000	513,789
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	1,177,000	1,102,522
		3,012,349

Containers & Packaging—0.3%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,038,000	944,838
4.80% Sr. Unsec. Nts., 6/15/44	914,000	896,454
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	520,859
4.50% Sr. Unsec. Nts., 11/1/23	1,744,000	1,809,581
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	1,855,000	1,766,888
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[3]	1,110,000	1,096,222
		7,034,842

Metals & Mining—0.2%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[3]	582,000	554,759
4.00% Sr. Unsec. Nts., 9/11/27[3]	1,010,000	949,961

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	$2,055,000	$2,214,262
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	662,000	702,365
		4,421,347

Paper & Forest Products—0.0%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	448,000	452,240
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	1,231,000	1,209,458
		1,661,698

Telecommunication Services—0.9%
Diversified Telecommunication Services—0.8%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[3]	1,849,000	1,782,769
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,603,905
4.50% Sr. Unsec. Nts., 3/9/48	980,000	869,735
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	1,965,000	2,786,724
Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[3]	2,450,000	2,419,734
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[3]	2,218,000	2,215,228
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	657,000	642,515
5.213% Sr. Unsec. Nts., 3/8/47	818,000	820,874
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	857,000	1,059,592
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	2,159,000	2,258,854
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	952,000	822,427
4.522% Sr. Unsec. Nts., 9/15/48	1,993,000	1,837,237
5.15% Sr. Unsec. Nts., 9/15/23	565,000	607,138
		19,726,732

Wireless Telecommunication Services—0.1%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	2,269,000	2,259,677
4.375% Sr. Unsec. Nts., 5/30/28	1,147,000	1,139,991
6.15% Sr. Unsec. Nts., 2/27/37	701,000	787,863
		4,187,531

Utilities—1.2%
Electric Utilities—0.9%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[3]	1,166,000	1,175,955
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,179,000	1,101,884
3.75% Sr. Unsec. Nts., 9/1/46	1,117,000	1,005,006
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,348,520
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	1,587,000	1,552,135
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,968,000	1,947,769
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[3]	1,245,000	1,138,867
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	1,131,000	1,104,578

26      OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Electric Utilities (Continued)
Exelon Corp.: (Continued)
4.45% Sr. Unsec. Nts., 4/15/46	$644,000	$639,484
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	1,265,000	1,241,533
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	577,000	611,571
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27[3]	54,000	50,910
5.30% Sr. Unsec. Nts., 7/1/43	527,000	592,210
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[3]	1,162,000	1,173,361
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	193,000	185,763
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	378,468
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	2,159,000	2,260,178
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	788,000	786,679
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,039,000	2,008,310
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	1,321,000	1,323,237
		21,626,418

Multi-Utilities—0.3%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	1,228,000	1,225,983
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	2,122,000	2,092,391
4.90% Sr. Unsec. Nts., 8/1/41	857,000	892,701
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	1,897,000	1,857,236
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	2,095,000	2,069,327
		8,137,638
Total Non-Convertible Corporate Bonds and Notes (Cost $654,948,785)		643,370,486

Corporate Loans—3.3%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.052% [LIBOR4+175], 6/1/24[2]	18,733,824	18,768,950
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.052% [LIBOR4+175], 10/6/23[2]	17,000,000	17,083,470
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.71% [LIBOR12+175], 10/25/23[2]	11,840,089	11,907,341
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83% [LIBOR12+325], 10/25/20[2]	3,242,276	2,878,525
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche F, 4.398%-4.476% [LIBOR4+275], 6/9/23[2]	6,061,636	6,056,745
Tranche G, 4.48%-4.802% [LIBOR12+250], 8/22/24[2]	14,925,000	14,907,687
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.898%-4.058% [LIBOR12+275], 12/14/23[2]	13,547,406	13,593,399
Total Corporate Loans (Cost $85,414,269)		85,196,117

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Event-Linked Bonds—0.2%
Golden State Re II Ltd. Catastrophe Linked Nts., 3.926% [T-BILL 3MO+220], 1/8/19[2,3]	$1,500,000	$1,506,075
International Bank for Reconstruction & Development:
4.593% [US0003M+300], 2/15/21[2,3]	583,000	586,775
4.643% [US0003M+250], 2/15/21[2,3]	2,500,000	2,507,750
Manatee Re II Ltd. Catastrophe Linked Nts., 2.41% [T-BILL 3MO+50], 6/7/21[2,3]	2,000,000	2,005,300
Total Event-Linked Bonds (Cost $6,600,238)		6,605,900

	Shares
Structured Securities—0.4%
Toronto-Dominion Bank (The) Sr. Unsec. Nts., 5/30/19-6/6/19[14] (Cost $9,020,000)	9,020,000	9,798,687

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Exchange-Traded Option Purchased—0.1%
S&P 500 Index Call[1] (Cost $ 2,021,726)			USD 2,740.000	7/20/18	USD 141,215	USD 1	$1,688,670
	Counter- party
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $ 627,986)	GSCO-OT		CNH6.460	2/21/19	CNH 240,000	CNH 167,470	465,734
		Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/2023 Call[1] (Cost $ 131,399)	BAC	Buy	CDX.NA.IG.30	1.000%	6/20/18	USD 75,085,000	44,638
		Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974	1/24/20	USD 60,450	1,854,513
Interest Rate Swap maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY 1,744,000	172,503
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY 512,000	1,036

28      OPPENHEIMER CAPITAL INCOME FUND

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/24/30 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.595%	11/20/20	USD	3,000	$165,981
Interest Rate Swap maturing 12/16/30 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.619	12/14/20	USD	30,000	1,636,207
Interest Rate Swap maturing 4/30/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	5,250,000	653,648
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	24
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $ 5,339,413)								4,483,912

	Shares
Investment Companies—19.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.71%[15,16]	60,241,928	$60,241,928
Oppenheimer Master Loan Fund, LLC[15]	15,497,138	266,960,696
Oppenheimer Ultra-Short Duration Fund, Cl. Y15	28,144,620	140,723,098
SPDR Gold Trust Exchange Traded Fund[1,17]	215,700	26,552,670
Total Investment Companies (Cost $498,758,490)		494,478,392
Total Investments, at Value (Cost $2,969,876,268)	113.9%	2,935,334,503
Net Other Assets (Liabilities)	(13.9)	(359,184,159)

Net Assets	100.0%	$2,576,150,344

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $245,244,289 or 9.52% of the Fund’s net assets at period end.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,561,147 or 0.33% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $73,305 or less than 0.005% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,657,000. See Note 6 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,141,353. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Restricted security. The aggregate value of restricted securities at period end was $2,042,127, which represents 0.08% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14- 10/24/14	$2,157,261	$2,042,127	$(115,134)

14. Zero coupon bond reflects effective yield on the original acquisition date.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2017	Additions	Reductions	May 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	65,992,768	613,438,816	619,189,656	60,241,928
Oppenheimer Master Loan Fund, LLC	15,497,138	—	—	15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	60,077,426	23,109,509	55,042,315	28,144,620

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$60,241,928	$469,834	$—	$—

30      OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Master Loan Fund, LLC	$266,960,696	$11,414,209[a]	$(781,641)[a]	$453,367[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	140,723,098	2,694,371	(73,832)	(263,233)

Total	$467,925,722	$14,578,414	$(855,473)	$190,134

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

16. Rate shown is the 7-day yield at period end.

17. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of May 31, 2018
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)		Purchased (000’s)		(000’s)	Appreciation	Depreciation
BOA	11/2018	USD	969	CNH	6,580	$—	$50,623
CITNA-B	11/2018	USD	36,267	CNH	246,180	—	1,867,740
JPM	06/2018	JPY	2,144,000	USD	19,694	46,611	—
JPM	06/2018	USD	16,188	CAD	21,145	—	130,720
JPM	06/2018	USD	20,351	JPY	2,144,000	609,825	—

Total Unrealized Appreciation and Depreciation						$656,436	$2,049,083

Futures Contracts as of May 31, 2018
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro-BONO	Sell	6/7/18	75	EUR 12,613	$12,590,668	$21,835
Euro-BTP	Sell	6/14/18	179	EUR 27,927	26,410,698	1,516,565
Euro-BUND	Buy	6/7/18	263	EUR 48,207	49,851,588	1,644,614
Euro-OAT	Sell	6/7/18	69	EUR 12,252	12,559,455	(307,410)
S&P 400 E-Mini Index	Buy	6/15/18	122	USD 23,901	23,753,400	(147,496)
United States Treasury Long Bonds	Sell	9/19/18	37	USD 5,342	5,369,625	(27,907)
United States Treasury Nts., 10 yr.	Sell	9/19/18	1,396	USD 167,383	168,130,750	(747,425)
United States Treasury Nts., 2 yr.	Sell	9/28/18	125	USD 26,527	26,529,297	(2,003)
United States Treasury Nts., 5 yr.	Sell	9/28/18	133	USD 15,100	15,147,453	(47,338)
United States Ultra Bonds	Buy	9/19/18	384	USD 60,231	61,248,000	1,016,691

						$2,920,126

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at May 31, 2018
				Notional	Premiums		Unrealized
	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Reference Asset	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD 19,800	$1,350,800	$(1,641,259)	$(290,459)
CDX.HY.29	Buy	5.000	12/20/22	USD 1,500	112,100	(114,290)	(2,190)
CDX.IG.23	Sell	1.000	12/20/19	USD 25,000	(177,124)	330,090	152,966
CDX.IG.25	Sell	1.000	12/20/20	USD 4,800	(50,881)	90,407	39,526
CDX.IG.26	Sell	1.000	6/20/21	USD 6,400	(86,068)	132,471	46,403
CDX.IG.28	Sell	1.000	6/20/22	USD 1,940	(35,158)	38,237	3,079
CDX.IG.29	Sell	1.000	12/20/22	USD 2,700	(58,250)	52,494	(5,756)
CDX.IG.29	Sell	1.000	12/20/22	USD 2,200	(44,786)	42,773	(2,013)
CDX.NA.HY.21	Buy	5.000	12/20/18	USD 14,229	881,408	(442,129)	439,279
CDX.NA.HY.25	Buy	5.000	12/20/20	USD 6,480	339,840	(509,496)	(169,656)
Federation of Malayasia	Buy	1.000	12/20/22	USD 33,400	495,512	(307,866)	187,646
Federation of Malayasia	Buy	1.000	12/20/22	USD 50,000	720,077	(460,877)	259,200
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 32,500	775,487	(869,257)	(93,770)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR 1,900	54,835	(44,374)	10,461
Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD 3,095	179,341	221,229	400,570

Total Centrally Cleared Credit Default Swaps					$4,457,133	$(3,481,847)	$975,286

Over-the-Counter Credit Default Swaps at May 31, 2018
					Notional	Premiums		Unrealized
Reference	Counter-	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Asset	party	Protection	Rate	Date	(000 ‘s)	(Paid)	Value	(Depreciation)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD 1,543	$861,248	$(22,624)	$838,624
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD 469	256,347	(6,878)	249,469
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD 1,975	1,310,769	(408,608)	902,161

Total Over-the-Counter Credit Default Swaps						$2,428,364	$(438,110)	$1,990,254

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
	Potential Payments for		Reference
Type of Reference Asset on which	Selling Credit Protection	Amount	Asset Rating
the Fund Sold Protection	(Undiscounted)	Recoverable*	Range**
Investment Grade Corporate Debt Indexes	$ 6,840,000	$—	BBB to BBB-
Non-Investment Grade Corporate Debt Indexes	40,186,963	20,709,000	B to BB

Total	$ 47,026,963	$ 20,709,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

32      OPPENHEIMER CAPITAL INCOME FUND

Over-the-Counter Credit Default Swaptions Written at May 31, 2018
						Notional
	Counter-	Buy/Sell	Reference	Fixed	Expiration	Amount	Premiums
Description	party	Protection	Asset	Rate	Date	(000’s)	Received	Value
Credit Default Swap maturing 6/20/2023	BAC	Sell	CDX. NA.IG.30	1.000%	6/20/18	USD 75,085	$62,321	$(15,024)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
JPY	Japanese Yen

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.28	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.IG.29	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CDX.NA.IG.30	Markit CDX North American High Yield
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

33      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2018 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 10,461 shares with net assets of $26,552,122 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

34      OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific

35      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

36      OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$20,098,716	$—	$—	$20,098,716
Consumer Staples	58,475,408	—	—	58,475,408
Energy	86,024,422	—	—	86,024,422
Financials	134,969,198	8,661,690	—	143,630,888
Health Care	148,071,189	10,296,879	—	158,368,068
Industrials	130,727,093	—	—	130,727,093
Information Technology	111,104,636	—	—	111,104,636
Materials	48,033,475	—	—	48,033,475
Telecommunication Services	37,681,860	8,250,879	—	45,932,739
Utilities	34,535,448	—	—	34,535,448
Preferred Stocks	30,432,380	6,392,664	—	36,825,044
Asset-Backed Securities	—	228,066,144	—	228,066,144
Mortgage-Backed Obligations	—	582,883,950	—	582,883,950
U.S. Government Obligation	—	4,495,936	—	4,495,936
Non-Convertible Corporate Bonds and Notes	—	643,370,486	—	643,370,486
Corporate Loans	—	85,196,117	—	85,196,117
Event-Linked Bonds	—	6,605,900	—	6,605,900
Structured Securities	—	9,798,687	—	9,798,687
Exchange-Traded Option Purchased	1,688,670	—	—	1,688,670
Over-the-Counter Option Purchased	—	465,734	—	465,734
Over-the-Counter Credit Default
Swaption Purchased	—	44,638	—	44,638
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,483,912	—	4,483,912
Investment Companies	227,517,696	266,960,696	—	494,478,392

Total Investments, at Value	1,069,360,191	1,865,974,312	—	2,935,334,503
Other Financial Instruments:
Centrally cleared swaps, at value	—	907,701	—	907,701
Futures contracts	4,199,705	—	—	4,199,705
Forward currency exchange contracts	—	656,436	—	656,436

Total Assets	$1,073,559,896	$1,867,538,449	$—	$2,941,098,345

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(438,110)	$—	$(438,110)

37      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments: (Continued)
Centrally cleared swaps, at value	$—	$(4,389,548)	$—	$(4,389,548)
Futures contracts	(1,279,579)	—	—	(1,279,579)
Forward currency exchange contracts	—	(2,049,083)	—	(2,049,083)
Swaptions written, at value	—	(15,024)	—	(15,024)

Total Liabilities	$(1,279,579)	$(6,891,765)	$—	$(8,171,344)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which

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4. Investments and Risks (Continued)

the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 19.2% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations,

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$409,822,380
Sold securities	23,898,449

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at

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4. Investments and Risks (Continued)

a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $1,476,686 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $1,176,864 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

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6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $14,594,359 and $111,690,735, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $169,689,256 and $282,808,233 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

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6. Use of Derivatives (Continued)

depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,154,794 and $481,391 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized

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6. Use of Derivatives (Continued)

loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $143,888,499 and $45,434,595 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $2,903,533 and $4,782 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

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6. Use of Derivatives (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $4,949,106.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

50      OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018